SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2002

INCARA PHARMACEUTICALS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation)

0-27410	56-1924222
(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 14287
79 T.W. Alexander Drive
4401 Research Commons, Suite 200
Research Triangle Park, NC 27709
(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code 919-558-8688

This Report contains, in addition to historical information, statements by us with respect to expectations about our business and future results, which are “forward-looking” statements under the Private Securities Litigation Reform Act of 1995. These statements and other statements made elsewhere by us or our representatives, which are identified or qualified by words such as “likely,” “will,” “suggests,” “expects,” “might,” “believe,” “could,” “should,” “may,” “estimates,” “potential,” “predict,” “continue,” “would,” “anticipates” or “plans,” or similar expressions, are based on a number of assumptions that are subject to risks and uncertainties. Actual results could differ materially from those currently anticipated or suggested due to a number of factors, including those set forth herein, those set forth in our Annual Report on Form 10-K and in our other SEC filings, and including risks relating to uncertainties relating to the need for additional funds for operations, scientific research, uncertainties of clinical trials and product development activities. All forward-looking statements are based on information available as of the date hereof, and we do not assume any obligation to update such forward-looking statements.

Item 2.    Acquisition or Disposition of Assets

On October 31, 2002, Incara Pharmaceuticals Corporation (the “Company”) completed the sale of substantially all of the assets of its wholly owned subsidiary, Incara Cell Technologies, Inc. (“ICT”), to Vesta Therapeutics, Inc. (“Vesta”). The Company received total proceeds of $3,313,000, which consisted of $2,845,000 of cash payments and $468,000 of reduction in the Company’s debt. This divestiture will allow Incara Pharmaceuticals to focus on its catalytic antioxidant programs and reduce its overall expenditure rate by approximately 40%.

Item 7.    Financial Statements and Exhibits

(a)  Exhibits

Exhibit 10.92	Amendment No. 1 dated October 30, 2002 to Asset Purchase Agreement between Incara Cell Technologies, Inc. and Vesta Therapeutics, Inc.

Exhibit 99.1	Press release issued November 1, 2002

(b)  Pro Forma Financial Statements

The following unaudited pro forma financial statements reflect the elimination of revenue and expenses related to Incara Cell Technologies, Inc. (“ICT”) for the nine months ended June 30, 2002 and for the year ended September 30, 2001, as if the sale of substantially all of the assets of ICT to Vesta Therapeutics, Inc. (“Vesta”) had occurred on October 1, 2000, which was the beginning of the year ended September 30, 2001. The unaudited pro forma financial statements are provided for informational purposes and are not necessarily indicative of what the actual financial statements would have been had the ICT sale been completed on October 1, 2000 and is not indicative of future results.

INCARA PHARMACEUTICALS CORPORATION

PRO FORMA CONSOLIDATED BALANCE SHEET
(Unaudited)
June 30, 2002
(In thousands, except share data)

	Consolidated Actual	Pro Forma Adjustments	Pro Forma As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$1,343	$2,845	$4,188
Accounts receivable from Incara Development	764	—	764
Prepaids and other current assets	224	—	224

Total current assets	2,331	2,845	5,176
Property and equipment, net	1,313	(590)	723
Other assets	356	—	356

	$4,000	$2,255	$6,255

LIABILITIES, EXCHANGEABLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$829	$—	$829
Accrued expenses	509	—	509
Accumulated losses of Incara Development in excess of investment	638	—	638
Current portion of capital lease obligations	23	—	23
Current portion of notes payable	141	(116)	25

Total current liabilities	2,140	(116)	2,024
Long-term portion of notes payable	324	(324)	—
Series C redeemable convertible exchangeable preferred stock, 20,000 shares authorized; 12,015 issued and outstanding (liquidation value of $13,327)	13,327	—	13,327
Stockholders’ deficit:
Preferred stock, $.01 par value per share, 3,000,000 shares authorized:
Series B nonredeemable convertible preferred stock, 600,000 shares authorized; 503,544 shares issued and outstanding	5	—	5
Common stock, $.001 par value per share, 80,000,000 shares authorized; 14,057,908 shares issued and outstanding	14	—	14
Additional paid-in capital	104,677	—	104,677
Restricted stock	(266)	—	(266)
Accumulated deficit	(116,221)	2,695	(113,526)

Total stockholders’ equity (deficit)	(11,791)	2,695	(9,096)

	$4,000	$2,255	$6,255

The pro forma adjustments to the balance sheet reflect the proceeds received by the Company upon the sale of substantially all of ICT’s assets on October 31, 2002 and the elimination of the related asset and liability balances as of June 30, 2002. The Company received total proceeds of $3,313,000, which consisted of $2,845,000 of cash payments and $468,000 of reductions in the Company’s debt. The adjustment to accumulated deficit of $2,695,000 as of June 30, 2002 reflects the difference between the proceeds received and the assets transferred to Vesta, using the June 30, 2002 balances. The notes payable were paid in full on October 31, 2002.

INCARA PHARMACEUTICALS CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
For the nine months ended June 30, 2002
(In thousands, except per share data)

	Consolidated Actual	Pro Forma Adjustments	Pro Forma As Adjusted
Revenue:
Cell processing revenue	$40	$40	$—

Costs and expenses:
Research and development	5,872	3,320	2,552
General and administrative	2,213	14	2,199

Total costs and expenses	8,085	3,334	4,751

Loss from operations	(8,045)	(3,294)	(4,751)
Equity in loss of Incara Development	(865)	—	(865)
Investment income (expense), net	(29)	(29)	—
Other income	150	—	150

Net loss	(8,789)	(3,323)	(5,466)
Preferred stock dividend accreted	(660)	—	(660)

Net loss attributable to common stockholders	$(9,449)	$(3,323)	$(6,126)

Net loss per weighted share attributable to common stockholders:
Basic and diluted	$(0.74)		$(0.48)

Weighted average common shares outstanding:
Basic and diluted	12,834		12,834

The pro forma adjustments to the statement of operations reflect the elimination of revenue and expenses related to ICT’s operations for the nine months ended June 30, 2002, as if the sale had occurred at the beginning of the nine months ended June 30, 2002.

INCARA PHARMACEUTICALS CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
For the year ended September 30, 2001
(In thousands, except per share data)

	Consolidated Actual	Pro Forma Adjustments	Pro Forma As Adjusted
Revenue:
Cell processing revenue	$44	$44	$—

Costs and expenses:
Research and development	7,520	3,093	4,427
General and administrative	3,077	20	3,057

Total costs and expenses	10,597	3,113	7,484

Loss from operations	(10,553)	(3,069)	(7,484)
Equity in loss of Incara Development	(12,650)	—	(12,650)
Investment income (expense), net	223	—	223
Other income	767	—	767

Net loss	(22,213)	(3,069)	(19,144)
Preferred stock dividend accreted	(652)	—	(652)

Net loss attributable to common stockholders	$(22,865)	$(3,069)	$(19,796)

Net loss per weighted share attributable to common stockholders:
Basic and diluted	$(2.78)		$(2.40)

Weighted average common shares outstanding:
Basic and diluted	8,233		8,233

The pro forma adjustments to the statement of operations reflect the elimination of revenue and expenses related to ICT’s operations for the year ended September 30, 2001, as if the sale had occurred at the beginning of the year ended September 30, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INCARA PHARMACEUTICALS CORPORATION

Date:	November 11, 2002	By:	/s/ Richard W. Reichow
Richard W. Reichow, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)